The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Dynamic Alpha Fund
UBS Global Allocation Fund
Prospectus Supplement

January 30, 2014

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS Dynamic Alpha Fund and UBS Global Allocation Fund series (each a “Fund” and collectively, the “Funds”) of The UBS Funds dated October 28, 2013, as follows:

1.           Effective on January 31, 2014, the following changes to the UBS Global Allocation Fund’s investment strategy will be made:

The second paragraph under the heading “Principal strategies” and the sub-heading “Principal investments” on page 16 of the Prospectus is deleted in its entirety and replaced by the following:

Under normal circumstances, the Fund will invest in physical securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including real estate investment trusts (“REITs”) and real estate operating companies.  The Fund may gain exposure to issuers located within and outside the United States, including securities of issuers in both developed (including the United States) and emerging markets countries.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year and may be either investment grade or high yield (lower-rated or “junk bonds”) securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor and third-party passively managed exchanged-traded funds (“ETFs”) to gain exposure to certain asset classes.

In addition, the first two paragraphs under the heading “More information about the funds—UBS Global Allocation Fund” and the sub-heading “Principal investment strategies” on page 39 of the Prospectus are deleted in their entirety and replaced by the following:

Under normal circumstances, the Fund will invest in physical securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including REITs and real estate operating companies.  The Fund may gain exposure to issuers located within and outside the United States, including securities of issuers in both developed (including the United States) and emerging markets countries.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year. The Fund may invest in both investment grade and high yield (lower-rated or “junk bonds”) securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. In addition, the Fund may invest in other open-end investment companies, ETFs and similarly structured pooled investments in order to provide exposure to certain asset classes. To the extent that the Fund invests in securities of other open-end investment companies, ETFs and similarly structured pooled investments, the Fund will bear the fees and expenses of such vehicles in addition to the fees and expenses of its own operation.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

Further, the first sentence in the first paragraph under the heading “More information about the funds—UBS Global Allocation Fund” and the sub-heading “Securities selection” on page 39 of the Prospectus is deleted in its entirety and replaced by the following:

The Fund is a multi-asset fund, and invests in each of the major asset classes: US fixed income, US equities, international fixed income (including emerging markets), international equities (including emerging markets), and alternative assets.

2.           In connection with the change to the UBS Global Allocation Fund’s investment strategy, disclosure regarding the following risks will be added to the UBS Global Allocation Fund’s Prospectus as follows:

The following risk disclosure is added after the “Leverage risk associated with financial instruments” disclosure under the heading “Main risks” on page 18 of the Prospectus:

Real estate securities and REITs risk: The risk that the Fund’s performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT’s performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

In addition, the “Investing in other funds risk” disclosure under the heading “Main risks” on page 18 of the Prospectus is deleted in its entirety and replaced by the following:

Investing in other funds risk: The Fund’s investment performance is affected by the investment performance of the underlying funds in which the Fund may invest, including ETFs. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds’ investments and subject to the underlying funds’ expenses.

Tracking error risk for ETFs and derivatives: Imperfect correlation between a derivative or ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Passive investment risk: ETFs purchased by the Fund are not actively managed and may be affected by general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Investing in ETFs risk: The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.

Further, the following risk disclosure is added after the “Leverage risk associated with financial instruments” disclosure under the heading “More information about the funds—UBS Global Allocation Fund” and the sub-heading “Principal risks” on page 43 of the Prospectus:

• Real estate securities and REITs risk—The risk that the Fund’s performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT’s performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

• Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

Also, the “Investing in other funds risk” disclosure under the heading “More information about the funds—UBS Global Allocation Fund” and the sub-heading “Principal risks” on page 43 of the Prospectus is deleted in its entirety and replaced by the following:

• Investing in other funds risk—The Fund’s investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Thus, the Fund’s performance is affected by the allocation of its assets among the underlying funds and their ability to meet their investment objectives, in addition to any direct investments made by the Fund. The Advisor may not accurately assess the attractiveness or risk potential of particular underlying funds, asset classes or investment styles. In addition, through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds’ investments and their expenses.

• Tracking error risk for ETFs and derivatives—Imperfect correlation between a derivative or ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

• Passive investment risk—ETFs purchased by the Fund are not actively managed and may be affected by general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

• Investing in ETFs risk—The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

3.           In addition, in connection with the change to the UBS Global Allocation Fund’s investment strategy, the UBS Global Allocation Fund’s primary and secondary benchmark indices will be changed.

The first two paragraphs under the heading “Performance” and the sub-heading “Risk/return bar chart and table” on pages 18-19 of the Prospectus are deleted in their entirety and replaced by the following:

The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The MSCI All Country World Index (net) shows how the Fund’s performance compares to an index that is designed to measure the equity market performance of developed and emerging markets. The Citigroup World Government Bond Index (hedged in USD) shows how the Fund’s performance compares to an index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity that is hedged back to the US dollar. The Fund’s secondary benchmark index is a blend of 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (hedged in USD). Indices reflect no deduction for fees, expenses or taxes, except for the MSCI All Country World Index (net) which reflects no deduction for fees and expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares’ after-tax returns shown.

Also, the “Average annual total returns” table under the heading “Performance” and the sub-heading “Risk/return bar chart and table” on page 19 of the Prospectus is deleted in its entirety and replaced by the following:

Average annual total returns (figures reflect sales charges)

(for the periods ended December 31, 2012)
Class (inception date)	1 year	5 years	10 years
Class A (6/30/97)
Return before taxes	6.20%	(1.08)%	5.71%
Class C (11/22/01)1
Return before taxes	10.49	(0.72)	5.50
Class Y (8/31/92)
Return before taxes	12.69	0.36	6.61
Return after taxes on distributions	11.98	(1.54)	5.04
Return after taxes on distributions and sale of fund shares	8.57	(0.70)	5.06
MSCI All Country World Index (net)2	16.13	(1.16)	8.11
Citigroup World Government Bond Index (hedged in USD)2	4.50	4.68	4.41
Russell 3000 Index2	16.42	2.04	7.68
MSCI World Free Index (net)2	15.83	(1.18)	7.51
Citigroup World Government Bond Index2	1.65	5.27	6.04
60% MSCI All Country World Index (net)/ 40% Citigroup World Government Bond Index (hedged in USD)	11.61	1.79	7.03

1
Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the annual average returns presented for the Class C shares shown above.

2
Effective on January 31, 2014, the MSCI All Country World Index (net) and Citigroup World Government Bond Index (hedged in USD) are replacing the Russell 3000 Index, MSCI World Free Index (net) and Citigroup World Government Bond Index as the Fund’s primary benchmark indices because they better represent the Fund’s portfolio composition and intended risk profile.

In addition, the “Supplemental performance information for the advisor of UBS Global Allocation Fund” section under the heading “Supplemental investment advisor performance information” on pages 72-75 of the Prospectus is deleted in its entirety and replaced by the following:

Supplemental performance information for the advisor of UBS Global Allocation Fund

Composite performance: Global Securities Composite (“GSC”)10
January 1, 1985 through December 31, 2012

Composite performance: GSC10
For periods ended December 31, 2012

Year	GSC: net return after expenses and sales charge (%)1	GSC: net return after expenses (%)2	GSC: gross return before expenses and sales charge (%)	MSCI All Country World Index (net) (%)3, 4	Citigroup WGBI (hedged in USD) (%)3, 5	Russell 3000 Index (%)3, 6	MSCI World Free Index (net) (%)3, 7	Citigroup WGBI (%)3, 8	60% MSCI All Country World Index (net)/ 40% Citigroup WGBI (hedged in USD) (%)9
1 year	7.08%	13.31%	14.72%	16.13%	4.50%	16.42%	15.83%	1.65%	11.61%
5 years	(1.07)	0.05	1.26	(1.16)	4.68	2.04	(1.18)	5.27	1.79
10 years	5.73	6.33	7.60	8.11	4.41	7.68	7.51	6.04	7.03
Since inception	8.60	8.82	10.22	N/A	7.28	10.52	9.19	8.61	N/A

1
Adjusted to reflect Class A shares’ current net expenses and the maximum front-end sales charge. For periods prior to Class A shares’ inception, the earliest expense ratio was used to calculate the net returns.

2
Adjusted to reflect Class A shares’ current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares’ inception, the earliest expense ratio was used to calculate the net returns.

3
Effective on January 31, 2014, the MSCI All Country World Index (net) and Citigroup World Government Bond Index (hedged in USD) are replacing the Russell 3000 Index, MSCI World Free Index (net) and Citigroup World Government Bond Index as the Fund’s primary benchmark indices because they better represent the Fund’s portfolio composition and intended risk profile.

4
The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Historical index returns prior to 2001 are not available.

5
The Citigroup World Government Bond Index (hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6
The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

7
The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8
The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

9
The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (hedged in USD) is a unmanaged blended index compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses. Historical index returns prior to 2001 are not available.

10
Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

Composite performance: GSC10
January 1, 1985 through December 31, 2012

Year	GSC: net return after expenses and sales charge (%)1	GSC: net return after expenses (%)2	GSC: gross return before expenses and sales charge (%)	MSCI All Country World Index (net) (%)3, 4	Citigroup WGBI (hedged in USD) (%)3, 5	Russell 3000 Index (%)3, 6	MSCI World Free Index (net) (%)3, 7	Citigroup WGBI (%)3, 8	60% MSCI All Country World Index (net)/40% Citigroup WGBI (hedged in USD) (%)9
1985	17.60%	24.45%	26.10%	N/A	16.05%	32.16%	40.56%	32.29%	N/A
1986	11.59	18.09	19.66	N/A	13.60	16.71	41.89	26.47	N/A
1987	6.37	12.55	14.06	N/A	5.69	1.94	16.16	18.39	N/A
1988	8.01	14.30	15.82	N/A	8.17	17.82	23.20	4.37	N/A
1989	11.16	17.63	19.20	N/A	8.85	29.32	16.59	4.34	N/A
1990	(2.17)	3.53	4.92	N/A	5.89	(5.06)	(17.02)	11.97	N/A
1991	14.78	21.46	23.07	N/A	13.20	33.66	18.40	15.82	N/A
1992	1.69	7.61	9.05	N/A	7.86	9.68	(5.21)	5.53	N/A
1993	4.48	10.56	12.04	N/A	12.40	10.87	22.57	13.28	N/A
1994	(7.47)	(2.09)	(0.76)	N/A	(3.73)	0.18	5.06	2.33	N/A
1995	17.54	24.38	26.03	N/A	18.06	36.81	20.75	19.04	N/A
1996	7.48	13.73	15.25	N/A	8.69	21.81	13.52	3.63	N/A
1997	4.28	10.35	11.83	N/A	10.59	31.78	15.62	0.24	N/A
1998	2.36	8.32	9.78	N/A	11.03	24.14	24.37	15.29	N/A
1999	(4.25)	1.32	2.69	N/A	1.31	20.90	24.84	(4.26)	N/A
2000	(0.58)	5.20	6.62	N/A	10.67	(7.46)	(13.18)	1.59	N/A
2001	(3.62)	1.99	3.37	(16.21)	6.27	(11.46)	(16.82)	(0.99)	(7.37)
2002	(8.92)	(3.62)	(2.31)	(19.32)	7.97	(21.54)	(19.89)	19.49	(8.78)
2003	21.17	28.22	29.87	33.99	1.97	31.06	33.11	14.91	20.42
2004	7.44	13.70	15.09	15.23	4.84	11.95	14.72	10.35	11.04
2005	0.29	6.12	7.36	10.84	5.10	6.13	9.49	(6.88)	8.62

2006	7.48	13.74	15.02	20.95	3.10	15.72	20.07	6.12	13.60
2007	(1.07)	4.69	5.85	11.66	5.71	5.14	9.04	10.95	9.40
2008	(39.13)	(35.59)	(34.83)	(42.19)	9.21	(37.31)	(40.71)	10.89	(24.48)
2009	26.19	33.54	35.12	34.63	1.01	28.34	29.99	2.55	20.82
2010	4.77	10.87	12.21	12.67	3.36	16.93	11.76	5.17	9.44
2011	(12.31)	(7.21)	(6.07)	(7.35)	5.49	1.03	(5.54)	6.35	(1.96)
2012	7.08	13.31	14.72	16.13	4.50	16.42	15.83	1.65	11.61

1
Adjusted to reflect Class A shares’ current net expenses and the maximum front-end sales charge. For periods prior to Class A shares’ inception, the earliest expense ratio was used to calculate the net returns.

2
Adjusted to reflect Class A shares’ current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares’ inception, the earliest expense ratio was used to calculate the net returns.

3
Effective on January 31, 2014, the MSCI All Country World Index (net) and Citigroup World Government Bond Index (hedged in USD) are replacing the Russell 3000 Index, MSCI World Free Index (net) and Citigroup World Government Bond Index as the Fund’s primary benchmark indices because they better represent the Fund’s portfolio composition and intended risk profile.

4
The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Historical index returns prior to 2001 are not available.

5
The Citigroup World Government Bond Index (hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar.  Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6
The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

7
The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8
The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

9
The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (hedged in USD) is a unmanaged blended index compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses. Historical index returns prior to 2001 are not available.

10
Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

4.           The second sentence of the first paragraph under the heading “Management” and the sub-heading “Portfolio management—UBS Dynamic Alpha Fund and UBS Global Allocation Fund” on pages 63-64 of the Prospectus is deleted in its entirety and replaced by the following:

Messrs. Custard, Koester, Davies and Yura have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction.

5.           The fourth and fifth sentences of the first paragraph under the heading “Management” and the sub-heading “Portfolio management—UBS Dynamic Alpha Fund and UBS Global Allocation Fund” on page 64 of the Prospectus are deleted in their entirety and replaced by the following:

Messrs. Custard and Koester, as senior portfolio managers for the Funds, have responsibility for allocating each portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team, and reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Davies, as a senior portfolio manager for the Funds, has responsibility for setting the currency strategies and making all currency decisions for the Funds, occasionally implementing trades on behalf of analysts on the team, and reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives and strategies.  Mr. Yura, as a senior portfolio manager for the Funds, has responsibility for allocating each portfolio among the various managers and analysts on the team and reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives and strategies.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-655

The UBS Funds	SAI Supplement

The UBS Funds
UBS Global Allocation Fund
Supplement to the Statement of Additional Information

January 30, 2014

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of the UBS Global Allocation Fund series (the “Fund”) of The UBS Funds dated October 28, 2013, as supplemented, as follows:

Effective on January 31, 2014, the third paragraph under the heading “Investments relating to all Funds” and the sub-heading “Exchange-traded funds (“ETFs)” on page 26 of the SAI is deleted in its entirety and replaced by the following:

Unless permitted by the Act or an order or rule issued by the SEC, the UBS Asset Growth Fund’s, UBS Global Allocation Fund’s and UBS Multi-Asset Income Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the Act are subject to the percentage limitations of the Act regarding investments in other investment companies, as described above. The SEC has, however, granted exemptive orders to various iShares and WisdomTree funds (which are ETFs) and other ETFs and their investment advisers that permit the UBS Asset Growth Fund, UBS Global Allocation Fund and UBS Multi-Asset Income Fund to invest beyond the limitation described above, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Advisor to the UBS Asset Growth Fund, UBS Global Allocation Fund and UBS Multi-Asset Income Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

In addition, the first sentence under the heading “Investments relating to UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund” and the sub-heading “Emerging markets investments” on pages 46-47 of the SAI is deleted in its entirety and replaced by the following:

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Multi-Asset Income Fund, UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Equity Opportunity Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Multi-Asset Income Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets.

Effective on January 31, 2014, the two paragraphs under the heading “UBS Global Allocation Fund—Asset allocation” on page 55 of the SAI are deleted in their entirety and replaced by the following:

In order to achieve the Fund’s objective, the Fund employs an asset allocation strategy that seeks to maximize total return. Under normal circumstances, the Fund will invest in physical securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including REITs and real estate operating companies.  The Fund may gain exposure to issuers located within and outside the United States, including securities of issuers in both developed (including the United States) and emerging markets countries.  The Fund may invest in other open-end investment companies advised by the Advisor and third-party passively managed ETFs to gain exposure to certain asset classes.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-657